UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

THE OLB GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52994	12-4188568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Avenue of the Americas, 4th Floor New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 278-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OLB	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 22, 2026, The OLB Group, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”) pursuant to which the Company agreed to sell and issue, in a registered direct offering, an aggregate of 2,166,666 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and, in a concurrent private placement, warrants (the “Warrants”) to purchase up to an aggregate of 2,166,666 shares of Common Stock (the shares of Common Stock issuable upon exercise of the Warrants, the “Warrant Shares”), at a combined purchase price per Share and accompanying Warrant of $0.60 (the “Offering”). The Warrants will be exercisable on the six-month anniversary of issuance, will expire five years following the date of issuance, and have an exercise price of $0.78 per share. The aggregate gross proceeds to the Company from the Offering were approximately $1.3 million, before deducting placement agent fees and other offering expenses. The Company currently intends to use the net proceeds from the Offering for general and working capital purposes. The Offering closed on January 26, 2026.

The Shares were offered and sold by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-280347), which was declared effective by the Securities and Exchange Commission (the “SEC”) on July 2, 2024, the base prospectus included therein, and a prospectus supplement, dated January 22, 2026, filed with the SEC.

The Purchase Agreement contains customary representations, warranties, and agreements by the Company and the Purchasers, customary conditions to closing, and customary indemnification obligations of the Company. Pursuant to the terms of the Purchase Agreement, until fifteen (15) days after the closing date, subject to certain exceptions, the Company may not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents.

D. Boral Capital LLC (“D. Boral”) acted as exclusive placement agent on a best efforts basis in connection with the Offering pursuant to that certain placement agency agreement, dated January 22, 2026 (the “Placement Agency Agreement”), by and between the Company and D. Boral. Pursuant to the Placement Agency Agreement, D. Boral received a cash fee of 6.0% of the aggregate gross proceeds paid to the Company for the securities sold in the Offering and reimbursement of certain out-of-pocket expenses of $50,000. The Company also granted D. Boral the right of first refusal to act as financial advisor in connection with any acquisition, sale or transfer of assets or securities by the Company, or as sole bookrunning underwriter or sole placement agent on any financing for the Company, for a period of three (3) months from the closing of the Offering. D. Boral is also entitled to a cash fee equal to 6.0% of the gross proceeds received by the Company from the sale of securities to any investor introduced by D. Boral during the term of its engagement until six (6) months following the expiration of the term of engagement. The Placement Agency Agreement contains customary representations, warranties and agreements of the parties, and customary indemnification obligations of the Company.

The foregoing summary of the Placement Agency Agreement, form of Warrant and form of Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Placement Agency Agreement, form of Warrant and form of Purchase Agreement, copies of which are filed as Exhibits 1.1, 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement and the Placement Agency Agreement were made solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties. Accordingly, such agreements are incorporated herein by reference only to provide investors with information regarding the terms of such agreements, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

A copy of the legal opinion and consent of Ellenoff Grossman & Schole LLP relating to the issuance of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Warrants is hereby incorporated by reference into this Item 3.02. The Warrants and Warrant Shares are being sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release announcing the pricing of the Offering on January 23, 2026. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Placement Agency Agreement, dated January 22, 2026, by and between The OLB Group, Inc. and D. Boral Capital LLC.
4.1	Form of Warrant.
5.1	Opinion of Ellenoff Grossman & Schole LLP.
10.1	Form of Securities Purchase Agreement, dated January 22, 2026.
23.1	Consent of Ellenoff Grossman & Schole LLP (included in Exhibit 5.1).
99.1	Press Release, dated January 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2026

By:	/s/ Ronny Yakov
Name:	Ronny Yakov
Title:	Chief Executive Officer

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